LOGO: NUVEEN
NUVEEN Investment


ANNUAL REPORT June 30, 2000

Exchange-Traded Funds

Dependable, tax-free income to help
you keep more of what you earn.

FLORIDA
NQF
NUF
NFL


Photo of: WATER
Photo of: MAN AND TWO CHILDREN

INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.sm

Credit Quality
         HIGHLIGHTS As of June 30, 2000



NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)

Pie Chart:
AAA/U.S. Guaranteed          73%
AA                           20%
A                             2%
BBB                           2%
NR                            3%

NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)

Pie Chart:
AAA/U.S. Guaranteed          69%
AA                           14%
A                            11%
BBB                           3%
NR                            3%


NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

Pie Chart:
Insured & U.S. Guaranteed    17%
Insured                      83%


    CONTENTS

  1 Dear Shareholder

  3 Portfolio Manager's Comments

  6 NQF Performance Overview

  7 NUF Performance Overview

  8 NFL Performance Overview

  9 Report of Independent Auditors

 10 Portfolio of Investments

 22 Statement of Net Assets

 23 Statement of Operations

 24 Statement of Changes in Net Assets

 25 Notes to Financial Statements

 30 Financial Highlights

 32 Build Your Wealth Automatically

 33 Fund Information

Dear
     SHAREHOLDER



Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board


Sidebar text:
"BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."

The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Sidebar text:

"WE BELIEVE YOUR NUVEEN EXCHANGE-TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."



LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help you meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,




/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 17, 2000

Nuveen Florida Exchange-Traded Funds

Portfolio Manager's
               COMMENTS

Portfolio manager Tom O'Shaughnessy reviews national and state economic conditions, their impact on the municipal market and Fund performance, and the key strategies used to manage the Nuveen Florida Exchange-Traded Funds. Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NQF and NUF since their inceptions in 1991. He managed NFL from its inception in 1992 through January 1995, and again since July 1998.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
First, let's take a look at the national economy to gain some perspective on what's been happening in Florida. The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of great concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. To pre-empt this threat, the Fed last year began a series of short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50%, the highest level in almost a decade. Over the past few months, some economic reports suggested that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors hope that this scenario plays out as described and that the Fed successfully engineers a soft landing for the U.S. economy.

In line with national trends, Florida's economy remained strong and continued to benefit from solid growth in tourism and international trade. Major gains in the nation's equity markets over the past decade have led to substantial increases in wealth for many members of the state's large retiree population. The state also has benefited from a continued influx of younger residents. During the past year, employment growth statewide was average, but future expectations are for stronger job growth in the business and financial sectors, especially in the Tampa area. At the same time, Miami continued to attract Latin American businesses, including the Latin American headquarters of Mercedes Benz. As of June 2000, the unemployment rate in Florida was 3.8%, down from 3.9% in June 1999 and below the national average of 4.0%. Looking forward, one major economic concern for the state includes a possible near-term slowdown because of Florida's heavy reliance on the cyclical tourism industry. The state's generally healthy fiscal outlook is reflected in the Aa2/AA+/AA credit ratings from Moody's Investor Service, Standard & Poor's and Fitch IBCA.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended June 2000, long-term municipal yields nationally rose almost 40 basis points, while 30-year Treasury yields remained flat. During this period, the U.S Treasury announced that it would buy back up to $30 billion of U.S. government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply in this market helped support the prices of U.S. Treasuries. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. As a result, by the end of June 2000, long-term municipal yields nationally were over 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first half of 2000, new municipal issuance nationwide fell 20% from the level of the first six months of 1999. Florida's issuance for the first half totaled $5.6 billion, down 16% from the first half of 1999. This decline continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past 12 months, demand from individual investors improved, providing support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

WERE THE NUVEEN FLORIDA FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
All three Florida Exchange-Traded Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied to some degree to the short-term rates the Funds pay their Muni-Preferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates significantly over the past year, and these actions had a corresponding impact on short-term municipal rates. Higher short-term rates, combined with the eroding effect of a small number of bond calls in NQF and NUF, led to decreases in the common share dividends of all three Funds over the last 12 months. While we cannot control the direction of interest rates, we will continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.

OVERALL, HOW DID THE FUNDS PERFORM OVER THE PAST YEAR?
For the fiscal year ended June 30, 2000, the Nuveen Florida Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the appropriate Lehman Brothers Index1 and Lipper Peer Group2 are also presented.


                                                             LEHMAN
                                                               TOTAL      LIPPER
             MARKET YIELD            TOTAL RETURN ON NAV     RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                          1 YEAR              1 YEAR      1 YEAR
                        TAXABLE-           ENDED               ENDED       ENDED
       6/30/00       EQUIVALENT3         6/30/00             6/30/00     6/30/00
--------------------------------------------------------------------------------
NQF      6.29%             9.12%           1.39%                3.25%      0.60%
--------------------------------------------------------------------------------
NUF      6.24%             9.04%           0.87%                3.25%      0.60%
--------------------------------------------------------------------------------
NFL      5.91%             8.57%           1.47%                3.09%      0.60%
--------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


The relative underperformance of the Funds' total returns on NAV compared with the Lehman indexes can be attributed largely to their durations.4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. All three Funds are leveraged, which, as noted, can enhance the dividends paid to common shareholders. However, it also has the effect of lengthening a Fund's duration. In addition, durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of June 30, 2000, the durations of NQF and NUF were 10.79 and 10.13, respectively, compared with the unleveraged Lehman Brothers Municipal Bond Index's 7.50. The duration of the insured NFL was 13.91, compared with 8.68 for the Lehman Insured Municipal Bond Index. We believe the longer durations and call protection of these Funds should help to strengthen the relative stability of their common share dividends over the long term and position the Funds to benefit from any market recovery.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including these Nuveen Funds. As shown in the charts on the individual Performance Overview pages, the Funds' share prices declined over the past year. Since the declines in share price were greater than the declines in the Funds' NAVs, NQF and NUF saw their premiums (share price above NAV) move to discounts (share price below NAV), while the discount on NFL widened over the past 12 months. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NQF, NUF, and NFL.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FLORIDA EXCHANGE-TRADED FUNDS DURING THE FISCAL YEAR ENDED JUNE 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments. In addition, the tight supply of new issuance in the Florida municipal market




1 The performance of NQF and NUF is compared with that of the national Lehman
  Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. NFL's performance is compared with that of the national Lehman Brothers Insured Municipal Bond Index, an unleveraged index covering a broad range of insured municipal bonds. Results for both Lehman indexes do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 13 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

over the past six months kept trading to a minimum. However, we did take advantage of several selected opportunities to strengthen the Funds' long-term dividend-paying capabilities, extend call protection, and enhance tax efficiency by offsetting some capital gains with capital losses.

Primarily we focused on selling bonds in demand by individual investors at attractive prices, including pre- refunded bonds and bonds with short call dates, in order to reinvest in more research-intensive issues with higher coupons and/or better call protection. We found some of these bonds in the healthcare sector, which has been under considerable pressure from consolidation and financial constraints. In our opinion, these conditions created several opportunities, especially in NQF, to purchase healthcare bonds that carried very attractive prices relative to our estimation of their underlying value. This is an area where we rely on Nuveen Research for expert assessments, both on an industry and individual issuer level.

Multifamily housing is another area where our research expertise and network of contacts with bankers and developers in the Florida market helped us find the types of bonds that can add value. Many federally sponsored housing programs are currently undergoing changes, and we believe this is creating opportunities that the market has not yet recognized. Over the past year, Florida also saw an increase in the issuance of airport-related bonds due to growing demand generated by the state's tourism and international trade industries, which has led to plans for a number of major airport renovations, primarily in Miami, Tampa, and Jacksonville. This provided several opportunities to add to NUF's and NFL's transportation allocation.

As of June 30, 2000, NQF and NUF offered excellent credit quality, with 93% and 83% of their assets, respectively, invested in bonds rated AAA/U.S. guaranteed and AA. NQF also had a 5% allocation to BBB/non-rated bonds, while NUF carried a 6% allocation to this credit sector. Over the past year, lower quality bonds generally provided higher yields, especially as credit spreads widened in recent months. As an insured fund, NFL is 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN FLORIDA FUNDS?
In terms of bond calls, NFL currently offers excellent levels of call protection, with only one scheduled call through the end of 2001. NQF and NUF are fairly well protected for the remainder of 2000, with only 7% and 3% of their portfolios subject to calls over the next six months. However, these two Funds, which reach their 10-year anniversaries in 2001, will soon begin to see the increased potential for calls. In 2001, approximately 31% of NQF's portfolio and 16% of NUF could be called. We plan to manage through this period using strategies such as selling bonds with short calls, evaluating each sale on a case-by-case basis in light of market conditions at the time. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection.

Going forward, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities. The portfolio turnover in NQF and NUF due to bond calls should provide us with several opportunities to enhance the structure of these Funds. In keeping with the changes in Florida's intangibles tax law, the Nuveen Florida Exchange-Traded Funds can now invest up to 10% of Fund assets in non-Florida exempt paper. We believe this could potentially benefit the Funds' income streams by allowing us to take advantage of opportunities to purchase higher-yielding out-of-state or national paper.

Overall, we expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities often arise in these types of markets, and we are ready to take advantage of developing situations. We believe the Nuveen Florida Exchange-Traded Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NQF

Nuveen Florida Investment Quality Municipal Fund

Performance
     OVERVIEW As of June 30, 2000


Portfolio Statistics
==================================================

Inception Date                                2/91
--------------------------------------------------
Share Price                                $14 1/8
--------------------------------------------------
Net Asset Value                             $14.24
--------------------------------------------------
Market Yield                                 6.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.12%
--------------------------------------------------
Fund Net Assets ($000)                    $365,290
--------------------------------------------------
Average Effective Maturity (Years)           18.50
--------------------------------------------------
Leverage-Adjusted Duration                   10.79
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
==================================================
1-Year                        -5.54%         1.39%
--------------------------------------------------
5-Year                         4.56%         4.97%
--------------------------------------------------
Since Inception                5.67%         6.80%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
U.S. Guaranteed                                26%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Single Family                          13%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------

Bar Chart:

1999-2000 Monthly Tax-Free Dividends Per Share2

Jul      0.079
Aug      0.079
Sep      0.079
Oct      0.079
Nov      0.079
Dec      0.079
Jan      0.079
Feb      0.079
Mar      0.077
Apr      0.077
May      0.077
Jun      0.074


Line Chart:

Share Price Performance

7/2/99   15.88
         16.06
         16
         16.19
         16.19
         16
         15.63
         15.19
         15
         15.25
         15.25
         15.19
         15.25
         15.25
         14.94
         14.56
         14.5
         14.81
         14.31
         14.06
         14
         13.5
         13.44
         13.69
         13.13
         13.19
         13.25
         13.25
         13.5
         14.13
         14.19
         14.19
         14.06
         13.81
         13.19
         13.13
         13.19
         13.38
         13.56
         13.38
         13.44
         13.38
         13.19
         13.31
         13
         13.13
         13.63
         14.06
         13.75
         13.88
6/30/00  14.13

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a capital gains distribution in December 1999 of $0.0279 per share.

NUF

Nuveen Florida Quality Income Municipal Fund

Performance
           OVERVIEW As of June 30, 2000


PORTFOLIO STATISTICS
==================================================
Inception Date                               10/91
--------------------------------------------------
Share Price                               $14  1/8
--------------------------------------------------
Net Asset Value                             $14.57
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.04%
--------------------------------------------------
Fund Net Assets ($000)                    $323,212
--------------------------------------------------
Average Effective Maturity (Years)           18.51
--------------------------------------------------
Leverage-Adjusted Duration                   10.13
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
==================================================
1-Year                        -4.28%         0.87%
--------------------------------------------------
5-Year                         5.21%         5.06%
--------------------------------------------------
Since Inception                5.45%         6.58%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================

U.S. Guaranteed                                24%
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------

Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share3

Jul      0.076
Aug      0.076
Sep      0.076
Oct      0.076
Nov      0.076
Dec      0.076
Jan      0.076
Feb      0.076
Mar      0.076
Apr      0.076
May      0.076
Jun      0.0735


Line Chart:
Share Price Performance
7/2/99   15.81
         16.06
         16.13
         16.13
         16.06
         15.75
         14.75
         14.44
         14.81
         14.75
         14.69
         14.69
         14.81
         14.56
         14.5
         14.38
         14.25
         14.19
         13.81
         13.63
         13.56
         13.25
         13
         13.38
         12.94
         13.19
         13.06
         12.88
         13.25
         13.63
         13.5
         13.5
         13.5
         13.31
         13.31
         12.88
         12.94
         13.25
         13.31
         13.19
         13.25
         13.44
         13.13
         12.81
         12.94
         13.13
         13.5
         13.63
         13.88
         14
6/30/00  14.13


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

NFL

Nuveen Insured Florida Premium Income Municipal Fund

Performance
           OVERVIEW As of June 30, 2000


PORTFOLIO STATISTICS
==================================================
Inception Date                               12/92
--------------------------------------------------
Share Price                                    $13
--------------------------------------------------
Net Asset Value                             $14.25
--------------------------------------------------
Market Yield                                 5.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.57%
--------------------------------------------------
Fund Net Assets ($000)                    $314,591
--------------------------------------------------
Average Effective Maturity (Years)           19.98
--------------------------------------------------
Leverage-Adjusted Duration                   13.91
--------------------------------------------------

ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
==================================================
1-Year                        -5.17%         1.47%
--------------------------------------------------
5-Year                         6.16%         5.96%
--------------------------------------------------
Since Inception                3.73%         5.64%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
==================================================
Tax Obligation/Limited                         22%
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
U.S.Guaranteed                                 17%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------

Bar Chart:

1999-2000 Monthly Tax-Free Dividends Per Share
Jul      0.0665
Aug      0.0665
Sep      0.0665
Oct      0.0665
Nov      0.0665
Dec      0.0665
Jan      0.0665
Feb      0.0665
Mar      0.0665
Apr      0.0665
May      0.0665
Jun      0.064

Line Chart:

Share Price Performance

7/2/99   15
         14.94
         14.69
         14.63
         14.69
         14.63
         13.88
         13.94
         13.94
         13.81
         13.56
         13.56
         13.56
         13.56
         13.5
         13.31
         13.06
         13.44
         13
         13
         13.06
         12.63
         12.63
         13
         12.75
         12.94
         12.88
         12.69
         12.69
         12.88
         12.88
         12.94
         12.69
         12.69
         12.5
         12.56
         12.31
         12.38
         12.56
         12.25
         12.44
         12.63
         12.5
         11.94
         12.31
         12.38
         12.69
         12.56
         12.63
         12.88
         13
6/30/00  15


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Report of
      INDEPENDENT AUDITORS



THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2000, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
Chicago, Illinois
August 18, 2000

                         Nuveen Florida Investment Quality Municipal Fund (NQF)

                            Portfolio of
                                       INVESTMENTS June 30, 2000





    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.0%

$       1,500   The Cape Canaveral Hospital District, Revenue Refunding Certificates,        1/08 at 101      BBB      $   1,143,120
                 Series 1998, 5.250%, 1/01/28

        7,500   Escambia County, Florida, Health Facilities Authority, Revenue Bonds,        7/05 at 101      Aaa          7,565,625
                 Series 2000 (Florida Health Care Facility Loan Program - Voluntary
                 Hospitals of America Program Administrator), 5.950%, 7/01/20 (WI)

       20,000   Escambia County, Florida, Health Facilities Authority, Revenue Bonds         11/09 at 101     AA          20,176,600
                 (Ascension Health Credit Group), Series 1999A-1, 6.000%, 11/15/31

       11,000   Jacksonville Health Facilities Authority, Florida, Hospital Facilities       11/01 at 102     AA+         11,515,350
                 Refunding Revenue Bonds, Series 1991 (St. Luke's Hospital Association
                 Project), 7.125%, 11/15/20

        7,500   City of Miami Beach, Health Facilities Authority, Hospital Revenue Bonds,     11/08 at 101    BBB          5,772,900
                 Series 1998 (Mount Sinai Medical Center of Florida Project),
                 5.375%, 11/15/28

        7,925   Adventist Health System/Sunbelt, Inc., Orange County, Florida Health          11/01 at 102    AAA          8,279,565
                 Facilities Authority, Hospital Revenue Bonds, Series 1991-B,
                 6.750%, 11/15/21

        4,250   St. John's County Industrial Development Authority, Hospital Revenue           8/02 at 102    A           24,023,773
                 Bonds (Flagler Hospital Project), Series 1992, 6.000%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

       11,270   Housing Finance Authority of Broward County, Florida, Multifamily Housing      7/09 at 102    N/R         10,527,983
                 Revenue Bonds (The Pier Club Apartments Project), Series 1999,
                 7.000%, 7/01/34

        1,890   Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,      6/02 at 103    AAA          1,929,728
                 1992 Series A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series K-1         9/06 at 102    AAA          2,541,850
                 (Mariner Club Apartments Project), 6.375%, 9/01/36
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 13.2%

        6,845   Brevard County Housing Finance Authority, Single Family Mortgage Revenue       9/01 at 102    Aaa          7,047,064
                 Refunding Bonds, Series 1991C, 7.000%, 9/01/23

        3,570   Housing Finance Authority of Broward County, Florida, GNMA and FNMA            3/01 at 102    AAA          3,667,925
                 Collateralized Home MortgagE Revenue Bonds, 1991 Series A, 7.350%,
                 3/01/23 (Alternative Minimum Tax)

        1,080   Housing Finance Authority of Clay County, Florida, Single Family Mortgage       4/07 at 102   Aaa          1,080,907
                 Revenue Bonds, Series 1997 (Multi-County Program), 5.950%, 10/01/19
                 (Alternative Minimum Tax)

        1,010   Housing Finance Authority of Dade County (Florida), Single Family               9/00 at 102   Aaa          1,030,937
                 Mortgage Revenue Bonds, 1990 Series C, 7.750%, 9/01/22
                 (Alternative Minimum Tax)

          600   Housing Finance Authority of Dade County (Florida), Single Family               3/01 at 102   Aaa            612,552
                 Mortgage Revenue Bonds, Series B, 7.250%, 9/01/23
                 (Alternative Minimum Tax)

          335   Housing Finance Authority of Dade County (Florida), Single Family               4/05 at 102   AAA            346,135
                 Mortgage Revenue Bonds, Series1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        2,405   Escambia County Housing Finance Authority (Florida), Single Family              4/07 at 102   Aaa          2,251,585
                  Mortgage Revenue Bonds, Series1998A (Multi-County Program), 5.300%,
                  10/01/19 (Alternative Minimum Tax)

        9,320   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,               1/06 at 102   AA           9,408,913
                 1995 Series 2 (New Money and Refunding Issue), 6.200%, 7/01/27
                (Alternative Minimum Tax)

        1,900   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,               1/07 at 102   AA           1,942,522
                 Series 2 (New Money and Refunding Issue), 6.350%, 7/01/28
                 (Alternative Minimum Tax)

        3,045   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,               7/07 at 102   AAA          3,004,197
                  1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)

        2,290   Housing Finance Authority of Leon County (Florida), Single Family               4/01 at 102   Aaa          2,334,014
                  Mortgage Revenue Bonds, 1991  Series A (Multi-County Program),
                  7.300%, 4/01/21 (Alternative Minimum Tax)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       1,950   Housing Finance Authority of Manatee County, Florida, Single Family         11/05 at 102      Aaa      $   2,098,493
                 Mortgage Revenue Bonds, Series 1994 Subseries 3, 7.600%, 11/01/26
                 (Alternative Minimum Tax)

        1,800   Housing Finance Authority of Manatee County, Florida, Single Family          5/06 at 105      Aaa          1,945,566
                 Mortgage Revenue Bonds, Series 1996 Subseries 1, 7.450%, 5/01/27
                 (Alternative Minimum Tax)

                Orange County Housing Finance Authority, GNMA Collateralized
                Mortgage Revenue Bonds, 1991 Series A:
        2,285    7.250%, 9/01/11 (Alternative Minimum Tax)                                    3/01 at 103     AAA          2,344,341
        8,810    7.375%, 9/01/24 (Alternative Minimum Tax)                                    3/01 at 103     AAA          9,077,207


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.2%

        2,810   Broward County, Florida, Public Improvement Refunding Bonds, Series 1986    No Opt. Call      AA           3,496,427
                 (General Obligation Bonds), 12.500%, 1/01/04

        2,400   State of Florida, Full Faith and Credit, Department of Transportation,       7/09 at 101      AA+          2,141,808
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 1999A, 5.000%, 7/01/28

       12,000   State of Florida, Full Faith and Credit, State Board of Education,           6/07 at 101      AA+          9,693,480
                 Public Education Capital Outlay Bonds, 1996 Series B, 4.500%, 6/01/27

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.5%

       18,315   Dade County, Florida, Special Obligation and Refunding Bonds,               10/06 at 102      AAA         16,180,936
                 Series 1996B, 5.000%, 10/01/35

        6,000   Florida Ports Financing Commission, Revenue Bonds (State Transportation      6/07 at 101      AAA          5,624,160
                 Trust Fund), Series 1996, 5.375%, 6/01/27 (Alternative Minimum Tax)

        5,000   The County of Hernando, Florida (Criminal Justice Complex Financing         No Opt. Call      AAA          6,196,500
                 Program), 1986 Series, 7.650%, 7/01/16

                Manchester Housing and Redevelopment Authority, New Hampshire,
                Revenue Bonds, 2000 Series B:
        5,140    0.000%, 1/01/21                                                        1/10 at 46 25/32      A            1,279,192
        4,640    0.000%, 1/01/25                                                         1/10 at 35 3/32      A              872,042
        5,140    0.000%, 1/01/28                                                         1/10 at 28 9/32      A              783,028

                Tampa Sports Authority, 1995 Special Purpose Bonds, State of
                Florida Sales Tax Payment Series (Tampa Bay Arena Project):
        1,250    5.750%, 10/01/20                                                           No Opt. Call      AAA          1,282,363
        2,585    5.750%, 10/01/25                                                           No Opt. Call      AAA          2,624,525

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.0%

        3,500   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%,                 10/06 at 102      AAA          3,450,650
                 10/01/26 (Alternative Minimum Tax)

       13,500   Greater Orlando Aviation Authority (Florida), Airport Facilities            10/09 at 101      AAA         12,082,095
                Revenue Bonds, Series 1999A, 5.125%, 10/01/28 (Alternative Minimum Tax)

        2,590   Hillsborough County Aviation Authority, Florida, Tampa International        10/06 at 102      AAA          2,637,760
                 Airport Revenue Bonds, 1996  Series A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)

        3,500   Hillsborough County Aviation Authority, Florida, Tampa International        10/06 at 102      AAA          3,549,875
                  Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23

        1,750   Miami-Dade County Industrial Development Authority, Industrial              10/09 at 101      AAA          1,780,048
                 Development Revenue Bonds, Florida (Airis Miami II LLC Project at the
                 Miami International Airport), Series 1999, 6.000%, 10/15/25
                 (Alternative Minimum Tax)

       15,450   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998C,           10/08 at 101      AAA         13,467,611
                 Miami International Airport (Hub of the Americas), 5.000%,
                 10/01/28 (Alternative Minimum Tax)

        5,500   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                       1/10 at 100      AAA          5,339,950
                 Series 2000A, 5.500%, 1/01/30

        1,425   County of Volusia, Florida, Airport System Revenue Bonds,                   10/00 at 102      AAA          1,460,597
                 Series 1991 (Daytona Beach Regional Airport), 7.000%, 10/01/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.1%

        7,475   Certificates of Participation, Series 1991A, The School Board of             7/01 at 102      AAA          7,776,093
                 Broward County, Florida, 6.500%, 7/01/11 (Pre-refunded to 7/01/01)

        3,000   The Cape Canaveral Hospital District, Improvement Revenue Certificates,      1/01 at 102      AAA          3,096,810
                Series 1991, 6.875%, 1/01/21 (Pre-refunded to 1/01/01)


                            Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$      10,000   Charlotte County, Florida, Utility System Revenue Bonds,                    10/01 at 102      AAA      $  10,506,400
                 Series 1991, 7.000%, 10/01/14 (Pre-refunded to 10/01/01)

        2,395   Dade County, Florida, Special Obligation Bonds (Courthouse Center            4/04 at 102      A3***        2,555,633
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,            10/08 at 48 5/6      AAA          2,312,578
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)

       10,165   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,              9/01 at 101      AAA         10,536,632
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

        6,955   State of Florida, Full Faith and Credit, State Board of Education,           6/05 at 101      AAA          7,379,464
                 Public Education Capital Outlay Bonds, 1993 Series F, 6.000%,
                 6/01/20 (Pre-refunded to 6/01/05)

          950   City of Fort Myers, Florida, Improvement Revenue Bonds (Special              7/03 at 100      BBB-***      1,010,838
                 Assessment Geographical Area No. 24 Improvements), Series 1991A,
                 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

        1,565   City of Green Cove Springs, Florida, Utilities Refunding Revenue            10/01 at 102      AAA          1,639,729
                 Bonds, Series 1991, 6.750%, 10/01/10 (Pre-refunded to 10/01/01)

        3,530   Halifax Hospital Medical Center (Daytona Beach, Florida), Hospital          10/01 at 102      AAA          3,697,251
                 Revenue Refunding Bonds, 1991 Series A, 6.750%, 10/01/06
                 (Pre-refunded to 10/01/01)

       11,000   Jacksonville Health Facilities Authority, Health Facilities Revenue         11/00 at 102      Aaa         11,330,660
                 Refunding Bonds, Daughters of Charity National Health System Inc.,
                 St. Vincent's Medical Center Issue, Series 1990, 7.500%,
                 11/01/15 (Pre-refunded to 11/01/00)

        4,500   Orange County, Tourist Development Tax Revenue Bonds, Series 1992B          10/02 at 100      AAA          4,634,460
                 (Florida), 6.000%, 10/01/21 (Pre-refunded to 10/01/02)

        1,400   City of Pembroke Pines, Florida, Capital Improvement Revenue Bonds,         10/04 at 102      AAA          1,490,328
                 Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)

        5,000   St. Lucie County, Florida, Utility System Revenue Bonds,                    10/00 at 102      AAA          5,133,750
                 Series 1990, 7.125%, 10/01/17 (Pre-refunded to 10/01/00)

        4,000   City of St. Petersburg Health Facilities Authority (Florida),               12/01 at 102      AAA          4,197,800
                 Revenue Bonds, Series 1985A (Allegany Health System Loan Program),
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding and             10/19 at 100      AAA          3,747,358
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19
                 (Pre-refunded to 10/01/19)

        4,500   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),        5/02 at 102      N/R***       4,810,635
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)

        2,900   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,              10/02 at 101      AAA          3,012,839
                 Series 1992, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

          475   County of Volusia, Florida, Airport System Revenue Bonds,                   10/00 at 102      AAA            487,488
                 Series 1991 (Daytona Beach Regional Airport), 7.000%, 10/01/21
                 (Alternative Minimum Tax) (Pre-refunded to 10/01/00)

        5,650   Certificates of Participation (School Board of Volusia County,               8/01 at 102      AAA          5,900,803
                 Florida Master Lease Program), Series 1991, 6.750%, 8/01/11
                 (Pre-refunded to 8/01/01)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9%

          435   City of Green Cove Springs, Florida, Utilities Refunding Revenue            10/01 at 102      AAA            453,105
                 Bonds, Series 1991, 6.750%, 10/01/10

        4,250   City of Lakeland, Florida, Energy System Refunding Revenue Bonds,           No Opt. Call      AAA          4,593,953
                 Series 1999C, 6.050%, 10/01/11

                Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A:
        6,500    7.000%, 10/01/05 (Alternative Minimum Tax)                                 10/01 at 102      AAA          6,790,030
        4,750    7.000%, 10/01/06 (Alternative Minimum Tax)                                 10/01 at 102      AAA          4,961,945

        7,460   Orlando, Florida, Utilities Commission Water and Electric                   10/00 at 100      Aa2          6,672,075
                 Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23

        5,000   Orlando Utilities Commission, Water and Electric Revenue                    No Opt. Call      Aa1          5,386,450
                 Refunding Bonds, Series 1992, 6.000%,10/01/10

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 5.6%

$         835   Florida Keys Aqueduct Authority, Water Revenue Bonds,                        9/01 at 101      AAA      $     861,495
                 Series 1991, 6.750%, 9/01/21

        2,560   Florida Governmental Utility Authority, Utility Revenue Bonds               10/09 at 101      Aaa          2,277,888
                (Golden Gate Utility System), Series 1999, 5.000%, 10/01/29

        1,000   City of Jacksonville, Florida, Water and Sewer Revenue Bonds,                8/05 at 102      AAA          1,042,070
                 Series 1995 (United Water Florida Project), 6.350%, 8/01/25
                 (Alternative Minimum Tax)

        7,600   Miami-Dade County, Florida, Water and Sewer System Revenue Bonds,           10/09 at 101      AAA          6,762,480
                 Series 1999A, 5.000%, 10/01/29

        6,000   Village of Royal Palm Beach, Florida, Utility System Revenue                10/01 at 102      AAA          6,276,060
                 Refunding Bonds, Series 1991, 6.875%,10/15/15

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding and             No Opt. Call      AAA          1,784,597
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,450   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,              10/02 at 101      AAA          1,480,474
                 Series 1992, 6.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
$     380,850   Total Investments (cost $354,936,340) - 98.6%                                                            360,212,070
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       5,078,381
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 365,290,451
                ====================================================================================================================


                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                     (WI)   Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                            Nuveen Florida Quality Income Municipal Fund (NUF)

                            Portfolio of
                                       INVESTMENTS June 30, 2000


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.3%

                Brevard County Educational Facilities Authority (Florida),
                Educational Facilities Refunding and Improvement Revenue Bonds,
                Series 1992:
$       2,565    6.750%, 11/01/07                                                           11/02 at 102      BBB-     $   2,673,012
        4,790    6.875%, 11/01/22                                                           11/02 at 102      BBB-         4,918,037

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.0%

        1,000   Alachua County Health Facilities Authority (Florida), Health                12/02 at 100      AAA          1,005,430
                 Facilities Revenue Bonds, Series 1992R (Shands Hospital at the
                 University of Florida Project), 5.750%, 12/01/15

        7,500   Escambia County, Florida, Health Facilities Authority, Revenue               7/05 at 101      Aaa          7,565,625
                 Bonds, Series 2000 (Florida Health Care Facility Loan Program -
                 Voluntary Hospitals of America Program Administrator), 5.950%,
                 7/01/20 (WI)

       10,395   City of Jacksonville, Florida, Hospital Revenue Bonds,                       2/02 at 102      AAA         10,844,584
                 Series 1992 (University Medical Center, Inc. Project),
                 6.600%, 2/01/21

        1,500   City of Leesburg, Florida, Hospital Revenue Refunding Bonds                  7/03 at 102      A            1,543,680
                 (Leesburg Regional Medical Center Project), Series 1993A,
                  6.250%, 7/01/09

        1,675   Orange County Health Facilities Authority, Florida, Hospital                11/01 at 102      AAA          1,754,847
                 Revenue Bonds, Series 1991-A (Adventist Health System/Sunbelt,
                 Inc.), 6.875%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project, GNMA Collateralized):
        1,500    6.250%, 7/01/26                                                             7/06 at 102      AAA          1,517,865
        1,000    6.300%, 1/01/32                                                             7/06 at 102      AAA          1,015,040

        9,600   Housing Finance Authority of Broward County, Florida, Multifamily            6/09 at 102      N/R          8,691,552
                 Housing Revenue Bonds (Pembroke Gardens Project), Series 1999,
                 6.150%, 6/01/39 (Alternative Minimum Tax)

        1,655   Florida Housing Finance Agency, General Mortgage Revenue Refunding           6/02 at 103      AAA          1,689,788
                 Bonds, 1992 Series A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                      10/05 at 102      AAA            993,540
                 1995 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)

        3,670   Florida Housing Finance Corporation, Housing Revenue Refunding Bonds,       12/08 at 102       A+          3,174,220
                 1998 Series O (Hunters Ridge at Deerwood Apartments), 5.300%, 12/01/28

        1,000   Hialeah Housing Authority (Florida), Housing Revenue Refunding               6/08 at 105      AAA            935,160
                 Bonds, Series 1998 (GNMA Collateralized), Affordable Housing Program,
                 5.300%, 12/20/18

        3,240   Housing Finance Authority of Pinellas County, Florida. Multifamily           1/08 at 100      AAA          3,136,612
                 Housing Revenue Bonds (Emerald Bay Apartments Projects), Series 1998A,
                 5.000%, 4/01/28 (Alternative Minimum Tax) (Mandatory put 4/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

        8,525   Housing Finance Authority of Broward County, Florida, Single              4/09 at 25 1/2      Aaa          1,192,477
                 Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%,
                 4/01/29 (Alternative Minimum Tax)

        1,009   Housing Finance Authority of Dade County (Florida), Single Family           12/01 at 102      AAA          1,032,822
                 Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

          340   Housing Finance Authority of Dade County (Florida), Single Family            3/01 at 102      Aaa            348,568
                  Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

        1,665   Housing Finance Authority of Dade County (Florida), Single Family            4/05 at 102      AAA          1,720,345
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        4,770   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,            1/06 at 102      AA           4,815,506
                 1995 Series 2 (Refunding/New Money Issue), 6.200%, 7/01/27
                 (Alternative Minimum Tax)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       2,190   Florida Housing Finance Agency, Home Ownership Revenue Refunding Bonds,     No Opt. Call      AAA      $   2,447,763
                 1987 Series G1, 8.595%, 11/01/17

        3,120   Housing Finance Authority of Hillsborough County (Florida), Single          10/07 at 102      Aaa          2,774,210
                 Family Mortgage Revenue Bonds, Series 1998A, 5.300%, 4/01/31
                 (Alternative Minimum Tax)

        2,675   Housing Finance Authority of Lee County, Florida,                            3/07 at 105      Aaa          2,841,037
                 Single Family Mortgage Revenue Bonds (Multi-County Program),
                 Series 1997A, Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)

                Housing Authority of Miami-Dade County (Florida), Home-Ownership
                Mortgage Revenue Bonds, Series 1999A-1:
          750    5.550%, 10/01/19 (Alternative Minimum Tax)                              4/08 at 101 1/2      Aaa            716,970
        2,400    5.625%, 4/01/32 (Alternative Minimum Tax)                               4/08 at 101 1/2      Aaa          2,246,952

        2,960   Orange County Housing Finance Authority (Orange County, Florida),            4/06 at 102      AAA          3,006,738
                 Single Family Mortgage Revenue Bonds (GNMA and Fannie Mae
                 Mortgage-Backed Securities Program), Series 1996A, 6.300%, 4/01/28
                 (Alternative Minimum Tax)

        4,285   Orange County Housing Finance Authority, Single Family Mortgage              9/07 at 102      AAA          4,222,096
                 Revenue Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
                 Series 1997B, 5.100%, 9/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.7%

        7,285   City of Atlantic Beach, Florida, Health Care Facilities Revenue             10/09 at 101      A            6,909,895
                 Refunding Bonds (Fleet Landing Project), Series 1999, 5.750%, 10/01/18

                Jacksonville Health Facilities Authority (Florida), Industrial
                Development Revenue Bonds (National Benevolent Association -
                Cypress Village Florida Project), Series 2000A:
          500    7.050%, 3/01/24                                                             3/10 at 101     Baa2            494,265
        1,250    7.100%, 3/01/30                                                             3/10 at 101     Baa2          1,234,588

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.6%

        2,150   Alachua County Library District, Florida, General Obligation Refunding       8/01 at 102      AAA          2,234,818
                 Bonds, Series 1991, 6.600%, 8/01/10

        4,450   Board of Education of the City of Chicago, Illinois, Unlimited Tax          12/10 at 100      AAA          4,196,617
                 General Obligation Bonds (Dedicated Revenues), Series 2000A,
                 5.500%, 12/01/31 (WI)

        5,000   State of Florida, Full Faith and Credit, State Board of Education,          12/00 at 100      AA+          5,000,750
                 Public Education Capital Outlay Bonds, Series 1989-A (Refunding Bonds),
                 6.000%, 6/01/25

       10,000   State of Florida, Full Faith and Credit, State Board of Education,           6/08 at 101      AA+          8,178,600
                 Public Education Capital Outlay Refunding Bonds, 1998 Series D,
                 4.500%, 6/01/24

       10,000   State of Florida, Full Faith and Credit, State Board of Education,           6/09 at 101      AAA          8,279,900
                 Public Education Capital Outlay Refunding Bonds, 1999 Series A,
                 4.500%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.2%

        2,000   Certificates of Participation, Series 1994, The Department of                3/04 at 102      A+           2,052,360
                 Corrections (State of Florida), 6.000%, 3/01/14

        3,170   City of Jacksonville, Florida, Excise Tax Revenue Bonds,                    No Opt. Call      AAA          1,318,466
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)

        2,475   Northern Palm Beach County (Florida), Improvement District,                  8/10 at 102      AA           2,535,464
                 Water Control and Improvement Bonds, Unit of Development No. 19,
                 Series 2000, 6.100%, 8/01/21

        2,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,               1/04 at 102      AAA          2,048,660
                 Series 1994, 6.125%, 1/01/24

        5,500   City of St. Petersburg, Florida, Public Improvement Refunding                2/02 at 102      AAA          5,728,305
                 Revenue Bonds, Series 1992, 6.375%, 2/01/12

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 21.6%

       12,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/26        10/06 at 102      AAA         11,830,800
                 (Alternative Minimum Tax)

        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B, 6.000%,         10/05 at 102      AAA          1,534,755
                 10/01/24 (Alternative Minimum Tax)

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth International     11/09 at 100      AAA         15,147,000
                 Airport, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35
                 (Alternative Minimum Tax)


                            Nuveen Florida Quality Income Municipal Fund (NUF) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       8,540   Greater Orlando Aviation Authority (Florida), Airport Facilities,           10/02 at 102      AAA      $   8,951,970
                 Revenue Bonds, Series 1992A, 6.500%, 10/01/12 (Alternative Minimum Tax)

        3,500   Greater Orlando Aviation Authority (Florida), Airport Facilities            10/07 at 101      AAA          3,257,695
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority (Florida), Airport Facilities 5.125%,    10/09 at 101      AAA          3,579,880
                 Revenue Bonds, Series 1999A, 10/01/28 (Alternative Minimum Tax)

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998A,           10/08 at 101      AAA          6,621,300
                 Miami International Airport (Hub of the Americas), 5.000%, 10/01/24
                 (Alternative Minimum Tax)

        7,065   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998C,           10/08 at 101      AAA          6,269,552
                 Miami International Airport (Hub of the Americas), 5.000%, 10/01/23
                 (Alternative Minimum Tax)

       10,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000A,         1/10 at 100       A-          9,721,600
                 5.500%, 1/01/27

        2,500   Palm Beach County, Florida, Airport System Revenue Refunding Bonds,         10/02 at 102      AAA          2,623,325
                 Series 1992, 6.375%, 10/01/14

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.4%

        1,500   Bradford County Health Facilities Authority, Health Facilities Revenue      No Opt. Call      AAA          1,586,685
                 Refunding Bonds, Series 1993 (Santa Fe HealthCare Facilities Project),
                 6.050%, 11/15/16

        3,490   Charlotte County, Florida, Utility System Revenue Bonds,                    10/01 at 102      AAA          3,661,708
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

        7,000   Dade County Health Facilities Authority, Hospital Revenue Refunding          8/02 at 102      AAA          7,390,740
                 Bonds, Series 1992 (North Shore Medical Center Project), 6.500%,
                 8/15/15 (Pre-refunded to 8/15/02)

        2,205   City of Dunedin (Florida), Hospital Revenue Bonds, Series 1991              11/01 at 102      AAA          2,313,773
                 (Mease Health Care), 6.750%, 11/15/21 (Pre-refunded to 11/15/01)

        1,000   State of Florida, Full Faith and Credit, Pollution Control Bonds,            7/02 at 101      AA+***       1,045,900
                 Series Y, Division of Bond Finance of the Department of General Services,
                 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

        4,750   City of Hollywood, Florida, Water and Sewer Revenue Bonds,                  10/01 at 102      AAA          4,983,700
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

        4,625   Jacksonville Electric Authority (Florida), Bulk Power Supply System     10/00 at 101 1/2      Aaa          4,721,570
                 Revenue Bonds (Scherer 4 Project, Issue One, Series 1991A),
                 6.750%, 10/01/21 (Pre-refunded to 10/01/00)

        2,750   Kissimmee Utility Authority (Florida), Electric System Improvement          10/01 at 102      AAA          2,873,035
                 and Refunding Revenue Bonds, Series 1991, 6.500%, 10/01/17
                 (Pre-refunded to 10/01/01)

        2,500   City of Leesburg, Florida, Capital Improvement Hospital Revenue              7/02 at 102      A***         2,681,600
                 Bonds (Leesburg Regional Medical Center Project), Series 1991A, 7.500%,
                 7/01/21 (Pre-refunded to 7/01/02)

                Orange County (Florida), Tourist Development Tax Revenue Bonds, Series 1992B:
        3,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                                10/02 at 102      AAA          3,173,550
        7,490    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                                10/02 at 100      AAA          7,713,801

        7,375   Orlando (Florida), Utilities Commission, Water and Electric                 10/01 at 102      Aaa          7,704,958
                 Subordinated Revenue Bonds, Series 1991A, 6.500%, 10/01/20
                 (Pre-refunded to 10/01/01)

       11,000   Reedy Creek Improvement District (Florida) (Located in Orange               10/01 at 101      AAA         11,387,970
                 and Osceola Counties), Utilities Revenue Bonds, Series 1991-1,
                 6.500%, 10/01/16 (Pre-refunded to 10/01/01)

        5,000   City of St. Petersburg Health Facilities Authority (Florida),               12/01 at 102      AAA          5,247,250
                 Revenue Bonds, Series 1985A (Allegany Health System Loan Program),
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

        2,300   Sarasota County, Florida, Utility System Revenue Bonds,                     10/04 at 102      AAA          2,492,211
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)

        2,000   The School Board of Seminole County, Florida, Certificates of                7/04 at 102      AAA          2,133,460
                 Participation, Series 1994A, 6.125%, 7/01/19 (Pre-refunded to 7/01/04)

        1,000   City of Stuart, Florida, Public Utilities, Revenue Improvement              10/03 at 100      AAA          1,062,660
                 Bonds, Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)

        3,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),        5/02 at 102      N/R***       3,207,090
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.0%

$      10,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,           1/02 at 102      A+       $  10,402,600
                 Series 1992A (Florida Power Corporation, Crystal River Power
                 Plant Project), 6.625%, 1/01/27

        5,830   Hillsborough County Industrial Development Authority (Florida),              8/01 at 103      AA           6,177,818
                 Pollution Control Revenue Bonds (Tampa Electric Company Project),
                 Series 1991, 7.875%, 8/01/21

        9,800   Hillsborough County Industrial Development Authority,                        5/02 at 103      AA          10,605,266
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22

        3,000   Jacksonville Electric Authority, Florida, Electric System Revenue Bonds,    10/03 at 100      AA-          3,008,610
                 Subordinate Lien Series 2000D, 5.375%, 10/01/11 (DD)

        3,000   Orlando (Florida), Utilities Commission, Water and Electric Subordinated    10/02 at 100      Aa          22,876,400
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        2,500   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds                2/01 at 102      AA-          2,579,450
                 (Florida Power And Light Company Project), Series 1991, 7.150%,
                 2/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.5%

        5,000   Town of Davie, Florida, Water and Sewer Improvement and Refunding           10/02 at 102      AAA          5,165,750
                 Revenue Bonds, Series 1992, 6.250%, 10/01/17

        5,300   Miami-Dade County, Florida, Water and Sewer System Revenue Bonds,           10/09 at 101      AAA          4,715,940
                 Series 1999A, 5.000%, 10/01/29

        1,500   Peace River/Manasota Regional Water Supply Authority (Florida),             10/08 at 101      AAA          1,337,534
                 Revenue Bonds (Peace River Option Project),
                 Series 1998A, 5.000%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     332,079   Total Investments (cost $317,914,399) - 99.3%                                                            320,826,070
===============---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                       2,386,301
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 323,212,371
                ====================================================================================================================



                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                    (DD)    Security purchased on a delayed delivery basis.

                    (WI)    Security purchased on a when-issued basis.



                                 See accompanying notes to financial statements.

                      Nuveen Insured Florida Premium Income Municipal Fund (NFL)

                            Portfolio of
                                       INVESTMENTS June 30, 2000


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 1.7%

$       5,325   Escambia County Housing Finance Authority, Dormitory Revenue Bonds           6/09 at 101      AAA      $   5,329,100
                 (University of West Florida Foundation, Inc. Project),
                 Series 1999, 5.750%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.3%

        2,500   Alachua County Health Facilities Authority (Florida), Health Facilities     12/02 at 100      AAA          2,513,575
                 Revenue Bonds, Series 1992R (Shands Hospital at the
                 University of Florida Project), 5.750%, 12/01/15

        2,000   Brevard County Health Facilities Authority, Hospital Revenue Bonds,         10/06 at 101      AAA          2,017,580
                 Series 1996 (Holmes Regional Medical Center Project), 5.625%, 10/01/14

        2,500   Hillsborough County Industrial Development Authority (Florida),             No Opt. Call      AAA          2,782,250
                 Industrial Development Revenue Bonds, Series 1994 (University
                 Community Hospital), 6.500%, 8/15/19

        5,000   Hospital Board of Directors of Lee County, Florida, Hospital                 4/07 at 102      AAA          4,971,850
                 Revenue Bonds (Lee Memorial Health System), Fixed Rate Hospital
                 Revenue Bonds, 1997 Series A, 5.750%, 4/01/22

        5,000   North Broward Hospital District (Florida), Refunding and Improvement         1/07 at 101      AAA          4,719,650
                 Revenue Bonds, Series 1997, 5.375%, 1/15/24

        5,710   Polk County Industrial Development Authority, Industrial Development         9/02 at 103      AAA          6,019,939
                 Variable Rate Revenue Bonds, 1985 Series 2 (Winter Haven Hospital
                 Project), 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.3%

          990   Housing Finance Authority of Broward County, Florida, Multifamily Housing    6/07 at 102      AAA            978,130
                 Revenue Refunding Bonds (Pompano Oaks Apartments Project -
                 GNMA Collateralized), Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1998A,
                Subseries 1 (Saxon Manor Isles Project):
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax)                                   3/08 at 101      AAA            985,317
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax)                                   3/08 at 101      AAA          1,284,010

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds, Series 1998B (Saxon Manor
                Isles Project):
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax)                                   3/08 at 101      AAA          1,193,749
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                   3/08 at 101      AAA            917,150

                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax)                                   9/07 at 101      AAA          1,199,558
        1,690    5.700%, 9/01/22 (Alternative Minimum Tax)                                   9/07 at 101      AAA          1,634,146
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax)                                   9/07 at 101      AAA          1,820,070

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds,                       4/07 at 102      AAA          1,412,978
                 1997 Series A (Riverfront Apartments Project), 6.250%,
                 4/01/37 (Alternative Minimum Tax)

        1,590   Florida Housing Finance Agency, Housing Revenue Bonds,                      12/05 at 102      AAA          1,580,730
                 1995 Series E (Williamsburg Village Apartments Project),
                 6.100%, 12/01/20 (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                       5/06 at 102      AAA          1,011,060
                 Project), 6.100%, 5/01/16 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
        1,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                  6/06 at 102      AAA          1,018,630
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax)                                  6/06 at 102      AAA          1,526,895

          750   Florida Housing Finance Agency, Housing Revenue Bonds,                      12/06 at 102      AAA            746,055
                 1996 Series V (The Crossings at Indian Run Apartments Project),
                 6.100%, 12/01/26 (Alternative Minimum Tax)

        3,605   City of Jacksonville, Florida, Housing Revenue                               9/03 at 102      AAA          3,558,495
                 Refunding Bonds, Series 1993A (GNMA Collateralized - Windermere
                 Manor Apartments Project), 5.875%, 3/20/28

        5,240   Nevada Housing Division Multi-Unit Housing Revenue Bonds,                    4/10 at 100      AAA          5,258,288
                 2000 Series A (Whispering Palms Project), 6.300%, 4/01/32
                 (Alternative Minimum Tax)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 5.1%

$       3,200   Housing Finance Authority of Broward County, Florida, Single Family          4/09 at 101      Aaa      $   2,862,176
                 Mortgage Revenue Refunding Bonds, Series 1999B, 5.250%, 4/01/31
                 (Alternative Minimum Tax)

        3,995   Duval County Housing Finance Authority, Single Family Mortgage Revenue      10/04 at 102      Aaa          4,109,217
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1994, 6.700%,
                 10/01/26 (Alternative Minimum Tax)

        2,180   Escambia County Housing Finance Authority (Florida), Single Family Mortgage  4/02 at 102      Aaa          2,245,531
                 Revenue Bonds, Series 1992A (Multi-County Program), 6.900%, 4/01/20
                 (Alternative Minimum Tax)

        4,500   Escambia County Housing Finance Authority (Florida), Single Family Mortgage  4/08 at 102      Aaa          3,926,250
                 Revenue Bonds, Series 1999 (Multi County Program), 5.200%, 4/01/32
                 (Alternative Minimum Tax)

       16,215   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,  1/10 at 24 21/32      AAA          2,111,031
                 2000 Series 4, 0.000%, 7/01/30 (Alternative Minimum Tax)

        4,495   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,   1/09 at 31 9/32      AAA            682,970
                 1999 Series 2, 0.000%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.3%

        2,000   Dade County, Florida, General Obligation Bonds (Parks Program),             11/07 at 102      AAA          1,854,400
                 Series 1997, 5.125%, 11/01/22

        2,900   State of Florida, Full Faith and Credit, State Board of Education,           6/08 at 101      AAA          2,347,782
                  Public Education Capital Outlay Bonds, 1997 Series B, 4.500%, 6/01/28

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.7%

        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds,                     10/09 at 101      Aaa          4,681,827
                 Series 1999, 5.375%, 10/01/24

        4,750   Dade County, Florida, Special Obligation and Refunding Bonds,               10/06 at 102      AAA          4,196,530
                 Series 1996B, 5.000%, 10/01/35

        3,500   State of Florida, Department of Environmental Protection,                    7/04 at 101      AAA          3,334,555
                 Preservation 2000 Revenue Bonds, Series 1994A, 4.900%, 7/01/13

        4,500   State of Florida, Department of Environmental Protection,                    7/05 at 101      AAA          4,653,135
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.750%, 7/01/11

        1,080   City of Gulf Breeze (Florida), Local Government Loan Program                12/06 at 101      AAA          1,134,259
                 Revenue Bonds, Remarketed Series 1985B,
                 5.900%, 12/01/15 (Mandatory put 12/01/10)

        1,020   City of Gulf Breeze (Florida), Local Government Loan Program,               12/06 at 101      AAA          1,076,396
                 Revenue Bonds, Remarketed Series 1985
                 B, 5.900%, 12/01/15 (Mandatory put 12/01/10)

        8,500   City of Gulf Breeze (Florida), Capital Funding Revenue Bonds,                6/08 at 100      AAA          6,903,700
                 Series 1997B, 4.500%, 10/01/27

        1,500   City of Gulf Breeze, Florida, Local Government Loan Program Revenue         12/10 at 101      AAA          1,506,780
                 Bonds, Series 1985E, Remarketing of 7/3/2000, 5.750%, 12/01/19
                 (Optional put 12/01/19) (WI)

        1,400   Hernando County, Florida, Capital Improvement Refunding Revenue              2/03 at 102      AAA          1,424,990
                 Bonds, Series 1993, 5.750%, 2/01/14

        1,025   Jacksonville Sales Tax Revenue Bonds, Series 1995 (River City               10/05 at 101      AAA          1,048,555
                 Renaissance Project), 5.500%, 10/01/10

        5,000   The School Board of Miami-Dade County, Florida, Certificates of              8/08 at 101      AAA          4,471,400
                 Participation, Series 1998C (Refunding), 5.000%, 8/01/25

       23,000   Miami-Dade County, Florida, Subordinate Special Obligation Bonds,       4/08 at 49 17/32      AAA          6,354,670
                 Series 1997B, 0.000%, 10/01/21

        1,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,               1/04 at 102      AAA          1,078,520
                 Series 1994, 7.000%, 1/01/14

        4,770   School Board of Orange County, Florida, Master Lease Program,                8/07 at 101      Aaa          4,585,067
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22

        6,000   Orange County, Tourist Development Tax Revenue Bonds, Series 1992B          10/02 at 102      AAA          6,280,200
                 (Florida), 6.250%, 10/01/13

        6,500   Palm Beach County, Florida, Administrative Complex Revenue Refunding        No Opt. Call      AAA          6,605,105
                 Bonds, Series 1993, 5.250%, 6/01/11

                Palm Beach County, Florida, Criminal Justice Facilities,
                Revenue Refunding Bonds, Series 1993:
        2,500    5.375%, 6/01/08                                                            No Opt. Call      AAA          2,571,275
        4,000    5.375%, 6/01/10                                                            No Opt. Call      AAA          4,108,120

        2,335   Pasco County, Florida, Gas Tax Refunding Revenue Bonds, Series               8/02 at 102      AAA          2,378,594
                 1992, 5.750%, 8/01/13

                            Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 20.0%

$       3,000   Dade County, Florida, Aviation Revenue Refunding Bonds (Series Y),          10/03 at 102      AAA      $   3,063,540
                 5.500%, 10/01/11

                Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995:
        1,000    6.200%, 10/01/05                                                           No Opt. Call      AAA          1,065,900
        1,100    5.750%, 10/01/15                                                           10/05 at 102      AAA          1,122,418

       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth International     11/09 at 100      AAA         15,147,000
                 Airport, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35
                 (Alternative Minimum Tax)

        3,000   State of Florida, Department of Transportation, Turnpike Revenue Bonds,      7/05 at 101      AAA          2,936,040
                 Series 1995A, 5.500%, 7/01/21

        2,000   Greater Orlando Aviation Authority, Airport Facilities, Revenue Bonds,      10/02 at 102      AAA          2,060,380
                 Series 1992A, 6.375%, 10/01/21 (Alternative Minimum Tax)

                Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, Series 1997:
        1,000    5.125%, 10/01/17 (Alternative Minimum Tax)                                 10/07 at 101      AAA            939,900
        4,795    5.250%, 10/01/23 (Alternative Minimum Tax)                                 10/07 at 101      AAA          4,463,042

       11,000   Greater Orlando Aviation Authority (Florida), Airport Facilities            10/09 at 101      AAA          9,844,670
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 (Alternative Minimum Tax)

        1,000   Hillsborough County Aviation Authority, Florida, Tampa International        10/03 at 102      AAA            946,630
                 Airport Revenue Bonds, 1993 Series D, 5.375%, 10/01/23
                 (Alternative Minimum Tax)

        2,350   Jacksonville Port Authority, Airport Revenue Refunding Bonds,               10/03 at 102      AAA          2,243,310
                 Series 1993, 5.250%, 10/01/17 (Alternative Minimum Tax)

        3,800   Jacksonville Port Authority (Florida), 1996 Port Facilities Revenue         11/06 at 102      AAA          3,769,638
                 Refunding Bonds, 5.625%, 11/01/18 (Alternative Minimum Tax)

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 6.000%,           10/10 at 101      AAA         15,291,544
                 10/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.9%

        3,750   Broward County Health Facilities Authority (Florida), Hospital Revenue       6/03 at 102      AAA          3,895,688
                 Bonds (Holy Cross Hospital, Inc.), Series 1993, 5.850%, 6/01/12

        2,700   City of Cocoa, Florida, Water and Sewer System Improvement Revenue          10/07 at 101      AAA          2,885,517
                 Bonds, Series 1997, 5.875%, 10/01/26 (Pre-refunded to 10/01/07)

        3,000   Florida Municipal Power Agency, All-Requirements Power Supply Project       10/02 at 102      AAA          3,157,680
                 Revenue Bonds, Series 1992, 6.250%, 10/01/21 (Pre-refunded to 10/01/02)

        3,995   State of Florida, Department of Transportation, Turnpike Revenue Bonds,      7/02 at 101      AAA          4,164,947
                 Series 1992A, 6.350%, 7/01/22 (Pre-refunded to 7/01/02)

          930   Orange County, Florida, Water Utilities System Revenue Bonds, Series         4/02 at 102      AAA            972,892
                 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

                City of Palm Bay, Florida, Utility System Refunding Revenue
                Bonds, Series 1994 (Palm Bay Utility Corporation Project):
        1,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                                10/02 at 102      AAA          1,052,170
        3,295    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                                10/02 at 102      AAA          3,466,900

        1,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,               9/04 at 100      AAA          1,047,280
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)

                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15                                                           10/03 at 102      AAA          5,090,150
        1,200    5.500%, 10/01/21                                                           10/03 at 102      AAA          1,178,508

        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding and             10/19 at 100      AAA          8,245,236
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 (Pre-refunded to 10/01/19)

                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
        6,900    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                                10/06 at 101      AAA          7,295,439
        8,700    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                                10/06 at 101      AAA          9,198,597

        1,500   City of Tampa, Florida, Allegany Health System Revenue Bonds, St.           12/03 at 102      AAA          1,373,805
                 Joseph's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 8.0%

$       1,250   Florida Municipal Power Agency, St. Lucie Project Refunding Revenue         10/02 at 102      AAA      $   1,187,725
                 Bonds, Series 1992, 5.250%, 10/01/21

        1,500   Florida Municipal Power Agency, Tri-City Project Refunding Revenue          10/03 at 100      AAA          1,474,515
                  Bonds, Series 1992, 5.500%, 10/01/19

                City of Lakeland, Florida, Energy System Refunding Revenue Bonds,
                Series 1999C:
        4,785    6.050%, 10/01/08                                                           No Opt. Call      AAA          5,140,669
        4,000    6.050%, 10/01/09                                                           No Opt. Call      AAA          4,315,400

        3,525   Solid Waste Authority of Palm Beach County, Refunding Revenue               No Opt. Call      AAA          3,768,437
                Bonds, Series 1997A, 6.000%, 10/01/09

       10,000   Reedy Creek Improvement District (Florida), Utilities Revenue                4/04 at 101      AAA          9,192,700
                 Series 1994-1, 5.000%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

        1,000   City of Cocoa, Florida, Water and Sewer System Refunding Revenue            10/03 at 100      AAA            901,420
                 Bonds, Series 1993A, 5.000%, 10/01/23

        3,000   City of Cocoa, Florida, Water and Sewer System Improvement Revenue          10/09 at 101      AAA          2,447,730
                 Bonds, Series 1999, 4.500%, 10/01/26

        4,000   Florida Governmental Utility Authority, Utility Revenue Bonds                7/09 at 101      Aaa          3,561,040
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

        2,000   Hillsborough County, Florida, Refunding Utility Revenue Bonds,               8/01 at 102      AAA          2,079,420
                 Series 1991A, 6.625%, 8/01/11

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,                 9/08 at 102      AAA          7,515,200
                 Series 1993A, 5.250%, 9/01/24

        2,000   Indian Trail Water Control District, Water Control and Improvement           8/07 at 101      AAA          1,963,540
                 Bonds, Unit of Development No. 17, Series 1996, 5.500%, 8/01/22

        1,070   Orange County, Florida, Water Utilities System Revenue Bonds,                4/02 at 102      AAA          1,101,693
                 Series 1992, 6.250%, 10/01/17

        2,250   City of Port Orange, Florida, Water and Sewer Refunding Junior Lien         10/03 at 101      AAA          2,132,595
                 Revenue Bonds, Series 1993, 5.250%, 10/01/21

        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding and             No Opt. Call      AAA          3,749,777
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,300   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,           10/06 at 102      AAA          1,362,790
                 Series 1996, 5.800%, 10/01/11
------------------------------------------------------------------------------------------------------------------------------------
$     349,425   Total Investments (cost $307,294,012) - 98.8%                                                            310,825,712
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       3,765,604
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 314,591,316
====================================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.


See accompanying notes to financial statements.


Statement of
           NET ASSETS June 30, 2000

                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in municipal securities, at market value                            $360,212,070        $320,826,070        $310,825,712
Cash                                                                                      --          13,253,113           1,782,999
Receivables:
   Interest                                                                        6,300,666           4,998,842           4,699,961
   Investments sold                                                               11,187,400             175,000                 968
Other assets                                                                          16,240              12,010              22,989
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               377,716,376         339,265,035         317,332,629
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                     3,326,118                  --                  --
Payable for investments purchased                                                  7,529,750          14,719,530           1,500,000
Accrued expenses:
   Management fees                                                                   189,733             168,408             163,606
   Other                                                                             105,265              79,904             144,848
Preferred share dividends payable                                                     62,461              44,685              18,241
Common share dividends payable                                                     1,212,598           1,040,137             914,618
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           12,425,925          16,052,664           2,741,313
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                      $365,290,451        $323,212,371        $314,591,316
====================================================================================================================================
Preferred shares, at liquidation value                                          $132,000,000        $117,000,000        $111,000,000
====================================================================================================================================
Preferred shares outstanding                                                           5,280               4,680               4,440
====================================================================================================================================
Common shares outstanding                                                         16,387,383          14,151,994          14,290,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)           $      14.24        $      14.57        $      14.25
====================================================================================================================================


Statement of
      OPERATIONS Year Ended June 30, 2000
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $ 22,644,428        $ 19,325,513         $17,739,533
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    2,323,884           2,069,875           1,996,376
Preferred shares - auction fees                                                      303,177             278,178             278,259
Preferred shares - dividend disbursing agent fees                                     23,994              30,259              20,053
Shareholders' servicing agent fees and expenses                                       30,085              23,910              21,322
Custodian's fees and expenses                                                        135,832             104,070             187,918
Trustees' fees and expenses                                                            5,908               5,403               5,004
Professional fees                                                                     22,995               8,853              15,421
Shareholders' reports - printing and mailing expenses                                 13,565              11,677              13,864
Stock exchange listing fees                                                           24,456              24,647              24,338
Investor relations expense                                                            26,945              23,682              23,858
Other expenses                                                                        22,808              18,163              23,977
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                         2,933,649           2,598,717           2,610,390
    Custodian fee credit                                                             (53,645)            (51,451)           (21,822)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       2,880,004           2,547,266           2,588,568
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             19,764,424          16,778,247          15,150,965
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                               (981,914)           (281,731)        (1,206,091)
Change in net unrealized appreciation (depreciation) of investments              (10,856,592)        (10,646,387)        (7,368,863)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (11,838,506)        (10,928,118)        (8,574,954)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $  7,925,918        $  5,850,129         $ 6,576,011
====================================================================================================================================

Statement of
           CHANGES IN NET ASSETS

                                                               FLORIDA INVESTMENT QUALITY                FLORIDA QUALITY INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                              6/30/00              6/30/99             6/30/00            6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 19,764,424         $ 18,796,656        $ 16,778,247       $ 16,066,905
Net realized gain (loss) from investment transactions         (981,914)             762,937            (281,731)           585,262
Change in net unrealized appreciation
   (depreciation) of investments                           (10,856,592)         (10,614,192)        (10,646,387)         (9,111,184)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   7,925,918            8,945,401           5,850,129          7,540,983
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (15,344,732)         (15,659,441)        (12,870,918)       (12,703,787)
   Preferred shareholders                                    (4,687,633)          (3,205,171)         (4,122,759)        (3,132,338)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                         (457,008)            (401,089)                 --                 --
   Preferred shareholders                                      (120,480)             (87,503)                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (20,609,853)         (19,353,204)        (16,993,677)       (15,836,125)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                         652,214            1,297,077             136,196            755,267
Preferred shares - net proceeds from sale of shares          21,678,009                   --          11,786,699                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions   22,330,223            1,297,077          11,922,895            755,267
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         9,646,288           (9,110,726)            779,347         (7,539,875)
Net assets at the beginning of year                         355,644,163          364,754,889         322,433,024        329,972,899
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $365,290,451         $355,644,163        $323,212,371       $322,433,024
===================================================================================================================================
Balance of undistributed net investment
   income at the end of year                               $    272,846         $    540,787        $    334,593       $    550,023
===================================================================================================================================

                                                                                             INSURED FLORIDA PREMIUM INCOME
----------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED          YEAR ENDED
                                                                                               6/30/00             6/30/99
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                       $ 15,150,965        $ 14,703,241
Net realized gain (loss) from investment transactions                                         (1,206,091)            490,709
Change in net unrealized appreciation (depreciation) of investments                           (7,368,863)         (9,873,348)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     6,576,011           5,320,602
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                                       (11,368,439)        (10,918,570)
   Preferred shareholders                                                                     (4,044,277)         (3,357,270)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                --                  --
   Preferred shareholders                                                                             --                  --
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                    (15,412,716)        (14,275,840)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                               --                  --
Preferred shares - net proceeds from sale of shares                                                   --                  --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                                            --                  --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                         (8,836,705)         (8,955,238)
Net assets at the beginning of year                                                          323,428,021         332,383,259
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                               $314,591,316        $323,428,021
============================================================================================================================
Balance of undistributed net investment income at the end of year                           $    357,872          $  619,623
============================================================================================================================

Notes to
           FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2000, Florida Investment Quality, Florida Quality Income and Insured Florida Premium Income had outstanding when-issued and delayed delivery purchase commitments of $7,529,750, $14,719,530 and $1,500,000, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended June 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
        FINANCIAL STATEMENTS (continued)






Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --        1,700           --
   Series T                                      3,080           --           --
   Series W                                         --           --        1,640
   Series Th                                        --        1,700        2,800
   Series F                                      2,200        1,280           --
--------------------------------------------------------------------------------
Total                                            5,280        4,680        4,440
================================================================================

Effective July 14, 1999, Florida Investment Quality issued 880 Series T $25,000 stated value preferred shares.

Effective July 12, 1999, Florida Quality Income issued 480 Series F $25,000 stated value preferred shares.

Insurance
Insured Florida Premium Income invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                       FLORIDA INVESTMENT QUALITY  FLORIDA QUALITY INCOME
------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          6/30/00      6/30/99      6/30/00       6/30/99
------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment
   of distributions                                         43,053       74,913        8,574       45,825
============================================================================================================
Preferred shares sold                                          880           --          480           --
============================================================================================================

                                                                                      INSURED FLORIDA
                                                                                       PREMIUM INCOME
------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED    YEAR ENDED
                                                                                    6/30/00       6/30/99
------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment
   of distributions                                                                     --           --
============================================================================================================
Preferred shares sold                                                                   --           --
============================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 1, 2000, to shareholders of record on July 15, 2000, as follows:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT       QUALITY     PREMIUM
                                                                        QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Dividend per share                                                      $ .0740      $ .0735      $ .0640
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 2000, were as follows:

                                                                                                    INSURED
                                                                        FLORIDA       FLORIDA       FLORIDA
                                                                     INVESTMENT       QUALITY       PREMIUM
                                                                        QUALITY        INCOME        INCOME
-----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $70,739,422   $84,247,495   $68,413,774
   Short-term municipal securities                                    4,000,000     2,500,000            --
Sales and maturities:
   Long-term municipal securities                                    55,910,689    64,080,245    76,980,869
   Short-term municipal securities                                    4,000,000     2,500,000            --
===========================================================================================================


At June 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                                     INSURED
                                                                        FLORIDA        FLORIDA       FLORIDA
                                                                     INVESTMENT        QUALITY       PREMIUM
                                                                        QUALITY         INCOME        INCOME
------------------------------------------------------------------------------------------------------------
                                                                   $355,513,399   $318,122,589  $307,294,012
============================================================================================================



Notes to
        FINANCIAL STATEMENTS (continued)


At June 30, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                $     --     $327,853   $  624,284
   2003                                                                      --       95,170      555,689
   2004                                                                      --      142,676      461,823
   2005                                                                      --           --      261,244
   2006                                                                      --           --           --
   2007                                                                      --           --           --
   2008                                                                 405,072       73,540    1,206,091
---------------------------------------------------------------------------------------------------------
Total                                                                  $405,072     $639,239   $3,109,131
=========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2000, were as follows:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $12,614,062  $ 9,130,129  $ 8,322,479
   depreciation                                                      (7,915,391)  (6,426,648)  (4,790,779)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,698,671  $ 2,703,481  $ 3,531,700
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                                                   MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                     .6500 of 1%
For the next $125 million                                                                      .6375 of 1
For the next $250 million                                                                      .6250 of 1
For the next $500 million                                                                      .6125 of 1
For the next $1 billion                                                                        .6000 of 1
For net assets over $2 billion                                                                 .5875 of 1
==========================================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At June 30, 2000, net assets consisted of:

                                                                                                     INSURED
                                                                        FLORIDA        FLORIDA       FLORIDA
                                                                     INVESTMENT        QUALITY       PREMIUM
                                                                        QUALITY         INCOME        INCOME
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $132,000,000   $117,000,000  $111,000,000
Common shares, $.01 par value per share                                 163,874        141,520       142,909
Paid-in surplus                                                     228,560,131    203,672,016   202,667,966
Balance of undistributed net investment income                          272,846        334,593       357,872
Accumulated net realized gain (loss) from investment transactions      (982,130)      (847,429)   (3,109,131)
Net unrealized appreciation of investments                            5,275,730      2,911,671     3,531,700
------------------------------------------------------------------------------------------------------------
Net assets                                                         $365,290,451   $323,212,371  $314,591,316
============================================================================================================
Authorized shares:
   Common                                                             Unlimited      Unlimited     Unlimited
   Preferred                                                          Unlimited      Unlimited     Unlimited
============================================================================================================


         Financial HIGHLIGHTS

               Selected data for a common share outstanding throughout each year ended June 30:


                            Investment Operations                         Less Distributions
                        -------------------------------  -----------------------------------------------------


                                                               Net         Net
                                            Net          Investment Investment     Capital     Capital
                                      Realized/          Income to   Income to    Gains to    Gains to
             Beginning         Net   Unrealized             Common   Preferred     Common   Preferred
             Net Asset  Investment   Investment             Share-      Share-      Share-     Share-
                 Value      Income   Gain (Loss)  Total    holders    holders+     holders    holders+   Total
---------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY
---------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000          $  15.03    $   1.21     $   (.71)  $ .50  $    (.94)    $  (.29)   $   (.03)     $ (.01)   (1.27)
1999             15.66        1.16         (.59)    .57       (.96)       (.20)       (.03)       (.01)   (1.20)
1998             15.55        1.18          .23    1.41       (.99)       (.22)       (.07)       (.02)   (1.30)
1997             15.25        1.22          .27    1.49       (.97)       (.22)         --          --    (1.19)
1996             15.45        1.22         (.18)   1.04       (.99)       (.25)         --          --    (1.24)

FLORIDA QUALITY INCOME
---------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000             15.37        1.19         (.77)    .42       (.91)       (.29)         --          --    (1.20)
1999             15.96        1.14         (.61)   .53        (.90)       (.22)         --          --    (1.12)
1998             15.66        1.16          .31    1.47       (.92)       (.25)         --          --    (1.17)
1997             15.26        1.18          .39    1.57       (.92)       (.25)         --          --    (1.17)
1996             15.29        1.18           --    1.18       (.93)       (.28)         --          --    (1.21)

INSURED FLORIDA PREMIUM INCOME
---------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000             14.86        1.06         (.59)    .47       (.80)       (.28)         --          --    (1.08)
1999             15.49        1.03         (.67)    .36       (.76)       (.23)         --          --     (.99)
1998             14.70        1.02          .81    1.83       (.78)       (.26)         --          --    (1.04)
1997             14.10        1.02          .61    1.63       (.78)       (.25)         --          --    (1.03)
1996             13.89        1.03          .22    1.25       (.78)       (.26)         --          --    (1.04)
---------------------------------------------------------------------------------------------------------------


                                                                                       Ratios/Supplemental Data
                                                                         -------------------------------------------------------
                                                      Total Returns                              Before Credit
                                                    ------------------           -----------------------------------------------
                                                                                            Ratio of Net            Ratio of Net
                   Organization                                                     Ratio of  Investment    Ratio of  Investment
                   and Offering                                                     Expenses   Income to    Expenses   Income to
                      Costs and                                 Based             to Average     Average  to Average     Average
                      Preferred   Ending              Based        on    Ending   Net Assets  Net Assets       Total       Total
                          Share      Net   Ending        on       Net       Net   Applicable  Applicable  Net Assets  Net Assets
                   Underwriting    Asset   Market    Market     Asset    Assets    to Common   to Common   Including   Including
                      Discounts    Value    Value    Value*    Value*     (000)     Shares++    Shares++ Preferred++ Preferred++
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                  $   (.02)  $ 14.24  $14.1250    (5.54)%    1.39%  $365,290     1.26%         8.45%       .80%       5.41%
1999                         --    15.03   16.0000    (1.80)     2.22    355,644     1.15          7.38        .80        5.15
1998                         --    15.66   17.2500     9.08      7.70    364,755     1.14          7.55        .80        5.27
1997                         --    15.55   16.8125    10.68      8.56    361,837     1.15          7.87        .80        5.46
1996                         --    15.25   16.1250    11.60      5.19    355,708     1.15          7.89        .80        5.47
FLORIDA QUALITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                      (.02)    14.57   14.1250    (4.28)      .87    323,212     1.26          8.08        .80        5.17
1999                         --    15.37   15.7500     2.79      1.88    322,433     1.19          7.13        .81        4.86
1998                         --    15.96   16.1875     7.07      7.98    329,973     1.18          7.26        .81        4.95
1997                         --    15.66   16.0000    13.23      8.89    324,882     1.20          7.63        .81        5.15
1996                         --    15.26   15.0000     8.08      5.94    319,015     1.22          7.64        .82        5.14
INSURED FLORIDA PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                         --    14.25   13.0000  (5.17)       1.47    314,591     1.30          7.53        .84       4.85
1999                         --    14.86   14.5625   7.98         .73    323,428     1.20          6.58        .80       4.39
1998                         --    15.49   14.1875   7.38       10.87    332,383     1.21          6.69        .80       4.44
1997                         --    14.70   13.9375   9.30       10.01    321,059     1.24          7.08        .81       4.60
1996                         --    14.10   13.5000  12.22        7.15    312,553     1.25          7.18        .81       4.66
------------------------------------------------------------------------------------------------------------------------------------





                                 Ratios/Supplemental Data
                   ----------------------------------------------------------------         Municipal Auction Rate Cumulative
                                           After Credit**                                     Preferred Stock at End of Year
                   ------------------------------------------------------             ----------------------------------------------
                                 Ratio of Net               Ratio of Net
                       Ratio of    Investment     Ratio of    Investment
                       Expenses     Income to     Expenses     Income to
                     to Average       Average   to Average       Average
                     Net Assets    Net Assets        Total         Total                Aggregate  Liquidation
                     Applicable    Applicable   Net Assets    Net Assets  Portfolio        Amount   and Market       Asset
                      to Common     to Common    Including     Including   Turnover   Outstanding    Value Per    Coverage
                       Shares++      Shares++  Preferred++   Preferred++       Rate         (000)        Share   Per Share
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                      1.24%        8.48%         .79%         5.42%         16%   $  132,000       $25,000    $69,184
1999                      1.15         7.39          .80          5.16          17       110,000        25,000     80,828
1998                      1.14         7.55          .80          5.27           9       110,000        25,000     82,899
1997                      1.15         7.87          .80          5.46           4       110,000        25,000     82,236
1996                      1.15         7.89          .80          5.47          20       110,000        25,000     80,843

FLORIDA QUALITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                      1.23         8.10          .79          5.18          20       117,000        25,000     69,062
1999                      1.19         7.13          .81          4.87          16       105,000        25,000     76,770
1998                      1.18         7.26          .81          4.95          10       105,000        25,000     78,565
1997                      1.20         7.63          .81          5.15          22       105,000        25,000     77,353
1996                      1.22         7.64          .82          5.14          19       105,000        25,000     75,956
INSURED FLORIDA PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2000                      1.29         7.54          .83          4.86          22       111,000        25,000     70,854
1999                      1.20         6.58          .80          4.39          11       111,000        25,000     72,844
1998                      1.21         6.69          .80          4.44          11       111,000        25,000     74,861
1997                      1.24         7.08          .81          4.60          21       111,000        25,000     72,310
1996                      1.25         7.18          .81          4.66          26       111,000        25,000     70,395
------------------------------------------------------------------------------------------------------------------------------------

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth
           AUTOMATICALLY


Sidebar text: NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you with draw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee. You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION




BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS

Photo of: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products services can help you preserve your financial security, and talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo:
Nuveen Investments
Invest well. Look ahead.
LEAVE YOUR MARK.(SM)

Nuveen Investments o 333 West Wacker Drive                            FAN-1-6-00
Chicago, IL 60606 o www.nuveen.com